UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2860 South Circle Drive, Suite 350, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2009, the Company amended Employment Agreements (the “Employment Agreements”) that initially were entered into on February 18, 2003 between Century Casinos, Inc. and Dr. Erwin Haitzmann, Chairman of the Board and Co CEO and Mag. Peter Hoetzinger, Vice Chairman of the Board, President and Co CEO. The Employment Agreements were amended to extend the terms of the Employment Agreements to December 31, 2014. The amendments have been approved by the Company’s Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 3 to Employment Agreement by and between Century Casinos, Inc. and Erwin Haitzmann, effective November 5, 2009.
10.2	Amendment No. 3 to Employment Agreement by and between Century Casinos, Inc. and Peter Hoetzinger, effective November 5, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: November 10, 2009	By : /s/ Ray Sienko
Ray Sienko
Chief Accounting Officer